Exhibit(q)(1)

                                DWS ADVISOR FUNDS

                                Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS ADVISOR FUNDS (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

------------------------------------- ----------------------------------- -----------------------------------
SIGNATURES                            TITLE                               DATE
------------------------------------- ----------------------------------- -----------------------------------
/s/Henry P. Becton, Jr.               Trustee                             June 27, 2006
---------------------------
Henry P. Becton, Jr.
------------------------------------- ----------------------------------- -----------------------------------
/s/Dawn-Marie Driscoll                Trustee                             June 27, 2006
---------------------------
Dawn-Marie Driscoll
------------------------------------- ----------------------------------- -----------------------------------
/s/Keith R. Fox                       Trustee                             June 27, 2006
---------------------------
Keith R. Fox
------------------------------------- ----------------------------------- -----------------------------------
/s/Kenneth C. Froewiss                Trustee                             June 27, 2006
---------------------------
Kenneth C. Froewiss
------------------------------------- ----------------------------------- -----------------------------------
/s/Martin J. Gruber                   Trustee                             June 27, 2006
---------------------------
Martin J. Gruber
------------------------------------- ----------------------------------- -----------------------------------
/s/Richard J. Herring                 Trustee                             June 27, 2006
---------------------------
Richard J. Herring
------------------------------------- ----------------------------------- -----------------------------------
/s/Graham E. Jones                    Trustee                             June 27, 2006
---------------------------
Graham E. Jones
------------------------------------- ----------------------------------- -----------------------------------
/s/Rebecca W. Rimel                   Trustee                             June 27, 2006
---------------------------
Rebecca W. Rimel
------------------------------------- ----------------------------------- -----------------------------------
/s/Philip Saunders, Jr.               Trustee                             June 27, 2006
---------------------------
Philip Saunders, Jr.
------------------------------------- ----------------------------------- -----------------------------------
/s/William N. Searcy, Jr.             Trustee                             June 27, 2006
---------------------------
William N. Searcy, Jr.
------------------------------------- ----------------------------------- -----------------------------------
/s/Jean Gleason Stromberg             Trustee                             June 27, 2006
---------------------------
Jean Gleason Stromberg
------------------------------------- ----------------------------------- -----------------------------------
/s/Carl W. Vogt                       Trustee                             June 27, 2006
---------------------------
Carl W. Vogt
------------------------------------- ----------------------------------- -----------------------------------
/s/Axel Schwarzer                     Trustee                             June 27, 2006
---------------------------
Axel Schwarzer
------------------------------------- ----------------------------------- -----------------------------------